Exhibit 99.2

Merrill Lynch & Co., Inc.                                 Attachment I
Preliminary Unaudited Earnings Summary

                                  For the Three         Percent Inc
                                   Months Ended            /(Dec)
                           --------------------------- --------------
                           December September December  4Q05    4Q05
                              30,       30,      31,     vs.     vs.
(in millions, except per     2005      2005     2004    3Q05    4Q04
 share amounts)            -------- --------  -------- ------  ------
                         (13 weeks)(13 weeks)(14 weeks)

Net Revenues
  Asset management and
   portfolio service fees   $1,638   $1,527    $1,439     7 %     14 %
  Commissions                1,441    1,342     1,301     7       11
  Investment banking           981      880     1,002    11       (2)
  Principal transactions       715      917       309   (22)     131
  Revenues from
   consolidated
   investments                  85      142       139   (40)     (39)
  Other                        613      548       311    12       97
                           -------- --------  --------
    Subtotal                 5,473    5,356     4,501     2       22

  Interest and dividend
   revenues                  8,027    7,039     5,179    14       55
  Less interest expense      6,720    5,717     3,774    18       78
                           -------- --------  --------
    Net interest profit      1,307    1,322     1,405    (1)      (7)
                           -------- --------  --------

  Total Net Revenues         6,780    6,678     5,906     2       15
                           -------- --------  --------

Non-Interest Expenses
  Compensation and benefits  2,927    3,270     2,709   (10)       8
  Communications and
   technology                  412      405       400     2        3
  Occupancy and related
   depreciation                243      235       255     3       (5)
  Brokerage, clearing, and
   exchange fees               217      190       208    14        4
  Professional fees            193      173       208    12       (7)
  Advertising and market
   development                 175      138       152    27       15
  Expenses of consolidated
   investments                  47       91       103   (48)     (54)
  Office supplies and
   postage                      59       48        56    23        5
  Other                        306      192       263    59       16
                           -------- --------  --------
  Total Non-Interest
   Expenses                  4,579    4,742     4,354    (3)       5
                           -------- --------  --------

Earnings Before Income
 Taxes                       2,201    1,936     1,552    14       42

Income tax expense             706      560       359    26       97
                           -------- --------  --------

Net Earnings                $1,495   $1,376    $1,193     9       25
                           ======== ========  ========

Preferred Stock Dividends   $   28   $   18    $   13    56      115
                           ======== ========  ========

Earnings Per Common Share
  Basic                     $ 1.67   $ 1.54    $ 1.32     8       27
  Diluted                   $ 1.51   $ 1.40    $ 1.19     8       27

Average Shares Used in
 Computing Earnings Per
 Common Share
  Basic                      876.2    881.4     896.6    (1)      (2)
  Diluted                    970.7    968.5     992.7     0       (2)

Annualized Return on
 Average Common Equity        18.2%    17.2%     15.7%

----------------------------------------------------------------------

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

Merrill Lynch & Co., Inc.                               Attachment II
Preliminary Unaudited Earnings Summary

                                For the Year Ended
                                ------------------
                                 December December Percent
                                   30,      31,     Inc /
(in millions, except per share    2005     2004     (Dec)
 amounts)                        ------- --------  -------
                                   (52      (53
                                  weeks)   weeks)
Net Revenues
  Asset management and
   portfolio service fees         $6,031  $5,440      11 %
  Commissions                      5,371   4,874      10
  Principal transactions           3,583   2,248      59
  Investment banking               3,594   3,268      10
  Revenues from consolidated
   investments                       438     346      27
  Other                            2,195   1,454      51
                                  ------  ------
    Subtotal                      21,212  17,630      20

  Interest and dividend
   revenues                       26,571  14,989      77
  Less interest expense           21,774  10,560     106
                                  ------  ------
    Net interest profit            4,797   4,429       8
                                  ------  ------

   Total Net Revenues             26,009  22,059      18
                                  ------  ------
Non-Interest Expenses
  Compensation and benefits       12,441  10,663      17
  Communications and technology    1,608   1,461      10
  Occupancy and related
   depreciation                      938     893       5
  Brokerage, clearing, and
   exchange fees                     842     773       9
  Professional fees                  727     715       2
  Advertising and market
   development                       599     533      12
  Expenses of consolidated
   investments                       258     231      12
  Office supplies and postage        210     203       3
  Other                              985     751      31
                                  ------  ------

  Total Non-Interest Expenses     18,608  16,223      15
                                  ------  ------

Earnings Before Income Taxes       7,401   5,836      27

Income tax expense                 2,183   1,400      56
                                  ------  ------

Net Earnings                      $5,218  $4,436      18
                                  ======  ======

Preferred Stock Dividends         $   70  $   41      71
                                  ======  ======

Earnings Per Common Share
  Basic                           $ 5.78  $ 4.81      20
  Diluted                         $ 5.27  $ 4.38      20

Average Shares Used in
 Computing Earnings Per Common
 Share
  Basic                            890.7   912.9      (2)
  Diluted                          977.7 1,003.8      (3)

Return on Average Common Equity     16.3%   14.9%
----------------------------------------------------------------------

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

Merrill Lynch & Co., Inc.                             Attachment III
Preliminary Segment Data (unaudited)

                                 For the Three             Percent
                                 Months Ended             Inc /(Dec)
                          --------------------------   -------------
                          December September December   4Q05   4Q05
                             30,     30,       31,       vs.    vs.
 (dollars in millions)      2005     2005     2004      3Q05   4Q04
                          -------- --------  -------   ------ ------
                            (13       (13      (14
                           weeks)    weeks)   weeks)

Global Markets &
 Investment Banking
   Global Markets
     Debt Markets         $ 1,376  $ 1,680   $1,221     (18) %  13 %
     Equity Markets         1,196    1,192      861       0     39
                          -------- --------  -------
     Total Global
      Markets net revenues  2,572    2,872    2,082     (10)    24
   Investment Banking(a)
     Origination:
       Debt                   278      396      325     (30)   (14)
       Equity                 268      219      305      22    (12)
     Strategic Advisory
      Services                350      158      246     122     42
                          -------- --------  -------
     Total Investment
      Banking net
      revenues                896      773      876      16      2
                          -------- --------  -------
     Total net revenues     3,468    3,645    2,958      (5)    17
                          -------- --------  -------

     Pre-tax earnings       1,517    1,289      990      18     53

     Pre-tax profit margin   43.7%    35.4%    33.5%
--------------------------------------------------------------------

Global Private Client
  Fee-based revenues      $ 1,432  $ 1,351   $1,256      6      14
  Transactional and
   origination revenues       868      800      884      9      (2)
  Net interest profit and
   related hedges(b)          519      461      376     13      38
  Other revenues               83       79      102      5     (19)
                          -------- --------  -------
    Total net revenues      2,902    2,691    2,618      8      11
                          -------- --------  -------

    Pre-tax earnings          620      590      519      5      19

    Pre-tax profit margin    21.4%    21.9%    19.8%
--------------------------------------------------------------------

Merrill Lynch Investment
 Managers
  Total net revenues      $   533  $   456   $  426     17      25

  Pre-tax earnings            176      162      130      9      35

  Pre-tax profit margin      33.0%    35.5%    30.5%
--------------------------------------------------------------------

Corporate
  Total net revenues      $  (123) $  (114)  $  (96)    (8)    (28)

  Pre-tax earnings
   (loss)                    (112)    (105)     (87)    (7)    (29)
--------------------------------------------------------------------

Total
  Total net revenues      $ 6,780  $ 6,678   $5,906      2      15

  Pre-tax earnings          2,201    1,936    1,552     14      42

  Pre-tax profit margin      32.5%    29.0%    26.3%
--------------------------------------------------------------------

                             For the Year
                                Ended
                          -----------------  -------
                          December December  Percent
                             30,      31,     Inc /
(dollars in millions)       2005     2004     (Dec)
                          -------- --------  -------
                         (52 weeks)(53 weeks)
Global Markets &
 Investment Banking
   Global Markets
     Debt Markets         $ 6,324  $ 5,213       21 %
     Equity Markets         4,381    3,036       44
                          -------- --------
     Total Global
      Markets net
      revenues             10,705    8,249       30
   Investment Banking(a)
    Origination:
     Debt                   1,330    1,135       17
     Equity                   952    1,001       (5)
    Strategic Advisory
     Services                 882      678       30
                          -------- --------
     Total Investment
      Banking net
      revenues              3,164    2,814       12
                          -------- --------
     Total net revenues    13,869   11,063       25
                          -------- --------

     Pre-tax earnings       5,028    3,869       30

     Pre-tax profit margin   36.3%    35.0%
-----------------------------------------------------------

Global Private Client
  Fee-based revenues      $ 5,340  $ 4,801       11
  Transactional and
   origination revenues     3,311    3,293        1
  Net interest profit and
   related hedges(b)        1,801    1,293       39
  Other revenues              312      440      (29)
                          -------- --------
    Total net revenues     10,764    9,827       10
                          -------- --------
    Pre-tax earnings        2,177    1,873       16

    Pre-tax profit margin    20.2%    19.1%
-----------------------------------------------------------

Merrill Lynch Investment
 Managers
  Total net revenues      $ 1,807  $ 1,580       14

  Pre-tax earnings            586      460       27

  Pre-tax profit margin      32.4%    29.1%
-----------------------------------------------------------

Corporate
  Total net revenues      $  (431)    (411)      (5)

  Pre-tax earnings (loss)    (390)    (366)      (7)
-----------------------------------------------------------

Total
  Total net revenues      $26,009  $22,059       18

  Pre-tax earnings          7,401    5,836       27

  Pre-tax profit margin      28.5%   26.5%
-----------------------------------------------------------

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

(a) A portion of Origination revenue is recorded in the Global Private Client segment.

(b) Includes interest component of non-qualifying derivatives which are included in Other Revenues in Attachments I and II.

Merrill Lynch & Co., Inc.                               Attachment IV
Consolidated Quarterly                                  (in millions)
 Earnings (unaudited)

                            4Q04     1Q05     2Q05     3Q05     4Q05
                           -------  -------  -------  -------  -------
                             (14      (13      (13      (13      (13
                            weeks)   weeks)   weeks)   weeks)   weeks)
Net Revenues
  Asset management and
   portfolio service fees
    Portfolio service fees $  614   $  650   $  670   $  689   $  760
    Asset management fees     522      481      472      527      556
    Account fees              126      124      121      123      123
    Other fees                177      180      168      188      199
                           -------  -------  -------  -------  -------
    Total                   1,439    1,435    1,431    1,527    1,638
  Commissions
    Listed and over-
     the-counter
     securities               818      842      747      823      878
    Mutual funds              343      364      353      383      401
    Other                     140      135      147      136      162
                           -------  -------  -------  -------  -------
    Total                   1,301    1,341    1,247    1,342    1,441
  Investment banking
    Underwriting              755      652      706      720      632
    Strategic advisory        247      161      214      160      349
                           -------  -------  -------  -------  -------
    Total                   1,002      813      920      880      981
  Principal transactions      309      945    1,006      917      715
  Revenues from
   consolidated
   investments                139      127       84      142       85
  Other                    311      370      664      548      613
                           -------  -------  -------  -------  -------
    Subtotal                4,501    5,031    5,352    5,356    5,473
  Interest and dividend
   revenues                 5,179    5,531    5,974    7,039    8,027
  Less interest expense     3,774    4,330    5,007    5,717    6,720
                           -------  -------  -------  -------  -------
    Net interest profit     1,405    1,201      967    1,322    1,307
                           -------  -------  -------  -------  -------
  Total Net Revenues        5,906    6,232    6,319    6,678    6,780
                           -------  -------  -------  -------  -------
Non-Interest Expenses
  Compensation and
   benefits                 2,709    3,096    3,148    3,270    2,927
  Communications and
   technology                 400      396      395      405      412
  Occupancy and related
   depreciation               255      233      227      235      243
  Brokerage, clearing,
   and exchange fees          208      219      216      190      217
  Professional fees           208      178      183      173      193
  Advertising and market
   development                152      126      160      138      175
  Expenses of
   consolidated
   investments                103       85       35       91       47
  Office supplies and
   postage                     56       52       51       48       59
  Other                       263      178      309      192      306
                           -------  -------  -------  -------  -------
     Total Non-Interest
      Expenses              4,354    4,563    4,724    4,742    4,579
                           -------  -------  -------  -------  -------

   Earnings Before Income
    Taxes                   1,552    1,669    1,595    1,936    2,201
   Income tax expense         359      457      460      560      706
                           -------  -------  -------  -------  -------
   Net Earnings            $1,193   $1,212   $1,135   $1,376   $1,495
----------------------------------------------------------------------

Per Common Share Data
                             4Q04    1Q05     2Q05     3Q05     4Q05
                           -------  -------  -------  -------  -------

  Earnings - Basic         $ 1.32   $ 1.33   $ 1.25   $ 1.54   $ 1.67
  Earnings - Diluted         1.19     1.21     1.14     1.40     1.51
  Dividends paid             0.16     0.16     0.20     0.20     0.20
  Book value                32.99    32.91    33.63    34.66    35.98
                                                                  Est.
----------------------------------------------------------------------

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

Merrill Lynch & Co., Inc.                                Attachment V
Percentage of Quarterly Net
 Revenues (unaudited)

                            4Q04      1Q05     2Q05    3Q05     4Q05
                           -------  -------  -------  -------  -------
                             (14      (13      (13      (13      (13
                            weeks)   weeks)   weeks)   weeks)   weeks)
Net Revenues
  Asset management and
   portfolio service fees
    Portfolio service fees   10.4%    10.4%    10.6%    10.3%    11.2%
    Asset management fees     8.8%     7.7%     7.5%     7.9%     8.2%
    Account fees              2.1%     2.0%     1.9%     1.8%     1.8%
    Other fees                3.1%     2.9%     2.6%     2.9%     3.0%
                           -------  -------  -------  -------  -------
    Total                    24.4%    23.0%    22.6%    22.9%    24.2%
  Commissions
    Listed and over-the-
     counter securities      13.9%    13.5%    11.8%    12.3%    12.9%
    Mutual funds              5.8%     5.8%     5.6%     5.7%     5.9%
    Other                     2.3%     2.2%     2.3%     2.1%     2.5%
                           -------  -------  -------  -------  -------
    Total                    22.0%    21.5%    19.7%    20.1%    21.3%
  Investment banking
    Underwriting             12.8%    10.5%    11.2%    10.8%     9.3%
    Strategic advisory        4.2%     2.6%     3.4%     2.4%     5.1%
                           -------  -------  -------  -------  -------
    Total                    17.0%    13.1%    14.6%    13.2%    14.4%
  Principal transactions      5.2%    15.2%    15.9%    13.7%    10.5%
  Revenues from
   consolidated investments   2.4%     2.0%     1.3%     2.1%     1.3%
  Other                       5.2%     5.9%    10.6%     8.2%     9.0%
                           -------  -------  -------  -------  -------
    Subtotal                 76.2%    80.7%    84.7%    80.2%    80.7%
  Interest and dividend
   revenues                  87.7%    88.8%    94.5%   105.4%   118.4%
  Less interest expense      63.9%    69.5%    79.2%    85.6%    99.1%
                           -------  -------  -------  -------  -------
    Net interest profit      23.8%    19.3%    15.3%    19.8%    19.3%
                           -------  -------  -------  -------  -------
  Total Net Revenues        100.0%   100.0%   100.0%   100.0%   100.0%
                           -------  -------  -------  -------  -------

Non-Interest Expenses
  Compensation and benefits  45.9%    49.7%    49.8%    49.0%    43.2%
  Communications and
   technology                 6.8%     6.4%     6.3%     6.1%     6.1%
  Occupancy and related
   depreciation               4.3%     3.7%     3.6%     3.5%     3.6%
  Brokerage, clearing, and
   exchange fees              3.5%     3.5%     3.4%     2.8%     3.2%
  Professional fees           3.5%     2.9%     2.9%     2.6%     2.8%
  Advertising and market
   development                2.6%     2.0%     2.5%     2.1%     2.6%
  Expenses of consolidated
   investments                1.7%     1.4%     0.6%     1.4%     0.7%
  Office supplies and
   postage                    0.9%     0.8%     0.8%     0.7%     0.9%
  Other                       4.5%     2.8%     4.9%     2.8%     4.4%
                           -------  -------  -------  -------  -------
  Total Non-Interest
       Expenses              73.7%    73.2%    74.8%    71.0%    67.5%
                           -------  -------  -------  -------  -------
Earnings Before Income
 Taxes                       26.3%    26.8%    25.2%    29.0%    32.5%

Income tax expense            6.1%     7.4%     7.2%     8.4%    10.4%
                           -------  -------  -------  -------  -------
Net Earnings                 20.2%    19.4%    18.0%    20.6%    22.1%
----------------------------------------------------------------------

Common shares outstanding
 (in millions):
                             4Q04     1Q05     2Q05     3Q05     4Q05
                           -------  -------  -------  -------  -------
  Weighted-average -
   basic (1)                896.6    907.8    897.5    881.4    876.2
  Weighted-average -
   diluted                  992.7    993.3    978.5    968.5    970.7
  Period-end (1)            931.8    948.7    930.9    921.7    919.2
----------------------------------------------------------------------

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

(1) Weighted-average basic shares do not include unvested restricted shares; however they are included in period-end shares.

Merrill Lynch & Co., Inc.                                Attachment VI
Supplemental Data                                (dollars in billions)
 (unaudited)

                            4Q04      1Q05     2Q05    3Q05      4Q05
                           -------  -------  -------  -------  -------
Client Assets
Private Client
  U.S.                     $1,244   $1,226   $1,238   $1,282   $1,356
  Non - U.S.                  115      116      115      113      117
                           -------  -------  -------  -------  -------
Total Private
 Client Assets              1,359    1,342    1,353    1,395    1,473
MLIM direct sales(1)          238      233      236      272      291
                           -------  -------  -------  -------  -------
Total Client Assets        $1,597   $1,575   $1,589   $1,667   $1,764
                           =======  =======  =======  =======  =======
Assets in Asset-Priced
 Accounts                  $  257   $  256   $  262   $  276   $  284

Assets Under Management    $  501   $  479   $  478   $  524   $  544

  Retail                      218      218      218      231      245
  Institutional               240      217      215      246      250
  Retail Separate Accounts     43       44       45       47       49

  U.S.                        332      312      311      322      333
  Non-U.S.                    169      167      167      202      211

  Equity                      247      245      249      285      299
  Retail Money Market          50       49       46       45       45
  Institutional Liquidity
   Funds                       90       70       68       74       77
  Fixed Income                114      115      115      120      123
----------------------------------------------------------------------

Net New Money
  Private Client
   Accounts (2)            $    6   $   11   $    8   $   10   $   17
  Assets Under Management  $   (5)  $  (16)  $   (2)  $   12   $   11
----------------------------------------------------------------------

Balance Sheet Information
(estimated)
  Commercial Paper and
   Other Short-term
   Borrowings              $  4.0   $  2.7   $  6.8   $  4.1   $  3.9
  Deposits                   79.7     79.9     79.5     77.8     79.7
  Long-term
  Borrowings                119.5    115.7    117.5    129.6    132.2
  Long-term debt issued to
   TOPrS(SM) Partnerships     3.1      3.1      3.1      3.1      3.1

Stockholders' Equity
 (estimated):
  Preferred Stockholders'
   Equity                     0.6      1.6      1.7      1.7      2.7
  Common Stockholders'
   Equity                    30.8     31.3     31.3     31.9     33.0
                           -------  -------  -------  -------  -------
Total Stockholders' Equity   31.4     32.9     33.0     33.6     35.7
----------------------------------------------------------------------

Global Equity and
 Equity-Linked
 Underwriting (3)
  Volume                   $   13   $   12   $    7   $   10   $   11
  Market Share                8.7%    10.4%     6.5%     6.9%     6.4%
  Ranking                       3        2        6        5        5

Global Debt
 Underwriting (3)
  Volume                   $   75   $   66   $   73   $   82   $   82
  Market Share                6.2%     4.2%     4.6%     6.0%     5.7%
  Ranking                       5       10        8        5        5

Global Completed Mergers
 and Acquisitions
  Volume                   $  117   $   54   $   56   $   72   $  219
  Market Share               25.5%    13.2%   13.0%     10.5%    34.0%
  Ranking                       3        6       7        11        2

Global Announced Mergers
 and Acquisitions
  Volume                   $   71   $  130   $  117   $  136   $  215
  Market Share               10.3%    21.2%    16.9%    22.3%    27.3%
  Ranking                      10        4        6        5        3
----------------------------------------------------------------------

Full-Time Employees (4)    50,600   50,900   51,800   53,100   54,600

Private Client Financial
 Advisors                  14,140   14,180   14,420   14,690   15,160
----------------------------------------------------------------------

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

(1) Reflects funds managed by MLIM not sold through Private Client channels.

(2) GPC net new money excludes flows associated with the Institutional Advisory Division which serves certain small- and middle-market companies.

(3) Full credit to book manager. Market shares derived from Thomson Financial Securities Data statistics.

(4) Excludes 100 full-time employees on salary continuation severance at the end of 4Q04, 1Q05, 2Q05, 3Q05, and 200 at the end of 4Q05.


For more information, please contact:
Investor Relations                     Phone:  866-607-1234
Merrill Lynch & Co., Inc.              Fax:    212-449-7461
                                       investor_relations@ml.com
                                       www.ir.ml.com





    CONTACT: Merrill Lynch &  Co., Inc.
             Media Relations:
             Jessica Oppenheim, 212-449-2107
             jessica_oppenheim@ml.com
                         or
             Investor Relations:
             Jonathan Blum, 866-607-1234
             investor_relations@ml.com